ANCHOR
                                 INTERNATIONAL
                                      BOND
                                     TRUST




                                 ANNUAL REPORT
                               DECEMBER 31, 1999

                        ANCHOR INTERNATIONAL BOND TRUST


        Comparison of the Change in Value of a $10,000 Investment in the Anchor International Bond Trust and the Solomon Brothers World Govt. Bond Index





                                [GRAPHIC OMITTED]





===============================================================================
                        Anchor International Bond Trust
                          Average Annual Total Return
-------------------------------------------------------------------------------


                    1 Year          5 Year         10 Year

                   (13.14)%         (0.83)%         3.39%


===============================================================================


                                       2.

                        ANCHOR INTERNATIONAL BOND TRUST

                       STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1999


Assets:
Investments at quoted market value (cost $167,817;
 see Schedule of Investments, Notes 1, 2, & 5).................  $     167,817
Cash  .........................................................          4,691
Interest receivable............................................            737
Other assets...................................................            442
                                                                   ------------
     Total assets..............................................        173,687
                                                                   ------------
Liabilities:
Accrued expenses and other liabilities (Note 3 )...............         41,493
                                                                  -------------
     Total liabilities.........................................         41,493
                                                                  -------------
Net Assets:

Capital stock (unlimited shares authorized at $1.00 par value,
 amount paid in on 19,986 shares outstanding) (Note 1).........      2,416,662
Accumulated undistributed net investment income (Note 1).......       (569,425)
Accumulated realized loss from security transactions, net (Note 1)  (1,715,043)
Net unrealized depreciation in value of investments (Note 2)...              0
                                                                   ------------
     Net assets (equivalent to $6.61 per share, based on
      19,986 capital shares outstanding).......................  $     132,194
                                                                   ============



   The accompanying notes are an integral part of these financial statements.


                                       3.

                        ANCHOR INTERNATIONAL BOND TRUST

                             STATEMENT OF OPERATIONS
                                DECEMBER 31, 1999

Income:
 Interest......................................................    $   125,784
                                                                   ------------
     Total income..............................................        125,784
                                                                   ------------
Expenses:
 Management fees, net (Note 3).................................         34,054
 Pricing and bookkeeping fees (Note 4).........................         16,899
 Audit and accounting fees.....................................          6,742
 Legal fees....................................................          6,502
 Transfer fees (Note 4)........................................          5,099
 Custodian fees................................................          1,798
 Trustees' fees and expenses...................................            478
 Reserve for liquidation (Note 4)..............................         26,598
 Other expenses................................................          2,247
                                                                   ------------
     Total expenses............................................        100,417
                                                                   ------------
Net investment income..........................................         25,367
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized loss on investments-net.............................       (687,604)
  Increase in net unrealized appreciation in investments.......          8,985
                                                                   ------------
     Net loss on investments...................................       (678,619)
                                                                   ------------

Net decrease in net assets resulting from operations...........    $  (653,252)
                                                                   ============

   The accompanying notes are an integral part of these financial statements.


                                       4.

                         ANCHOR INTERNATIONAL BOND TRUST

                       STATEMENT OF CHANGES IN NET ASSETS

                                                    Year Ended      Year Ended
                                                   December 31,    December 31,
                                                       1999            1998
                                                 ------------------------------
From operations:
 Net investment income...........................   $   25,367      $   481,839

 Realized loss on investments, net...............     (687,604)        (570,371)
 Increase in net unrealized
  appreciation in investments....................        8,985          966,416
                                                   --------------  -------------
     Net (decrease) increase in net assets
           Resulting from operations.............     (653,252)         877,884
                                                   --------------  -------------
Distributions to shareholders:
 From net investment income ($0.613 per share in
  1998).........................................       --              (414,019)
 From net realized gain on investments..........       --                  --
                                                   --------------  -------------
     Total distributions to shareholders.........      --              (414,019)
                                                   --------------  -------------
From capital share transactions:

                              Number of Shares
                              1999        1998

                            ---------- -----------
 Proceeds from sale of
   shares................... 7,485        --            50,000              --
 Shares issued to share-
  holders in distributions
  reinvested................  --           54,399         --            413,435
 Cost of shares redeemed....(717,296)  (1,894,102)  (4,815,483)     (14,492,078)
                             --------  -----------   ----------     -----------
 Decrease in net assets
  resulting from capital
   share transactions...... (709,811)  (1,839,703)  (4,765,483)     (14,078,643)
                            ========== ===========  -----------     -----------

Net decrease in net assets.......................   (5,418,735)     (13,614,778)
Net assets:
  Beginning of period............................    5,550,929       19,165,707
                                                    ------------    -----------
  End of period (including undistributed net
   investment income of $(569,425 and
   $(42,110 respectively.........................   $  132,194      $ 5,550,929
                                                    ==============  ============

   The accompanying notes are an integral part of these financial statements.


                                       5.

                        ANCHOR INTERNATIONAL BOND TRUST

                       SELECTED PER SHARE DATA AND RATIOS
                (for a share outstanding throughout each period)



                                           Year Ended December 31,
                              1999       1998       1997        1996      1995
                          -----------------------------------------------------

Investment income.........$(140.99)      $0.78      $0.42       $0.35     $0.89
Expenses, net............. (112.55)       0.21       0.11        0.09      0.17
                          ----------- ----------  ----------  --------- -------
Net investment (loss)       (28.44)       0.57       0.31        0.26      0.72
 income...................
Net realized and
 unrealized gain (loss) on
 investments..............  27.44        0.19      (1.17)      (0.69)      0.69
Distributions to
 shareholders:
  From net investment
   income.................   --          (0.61)     --          --        (0.73)
  From net realized gain
   on investments.........   --          --         --          --         --
                          ----------- ----------  ----------  --------- -------
Net (decrease) increase
 in net asset value.......  (1.00)       0.15      (0.86)      (0.43)      0.68
Net asset value:
 Beginning of period......   7.61        7.46       8.32        8.75       8.07
                          ---------- -----------  ----------  --------- -------
 End of period............  $6.61       $7.61      $7.46       $8.32      $8.75
                          ========== ===========  ==========  ========= =======

Total Return.............. (13.14%)     10.20%    (10.34%)     (4.91%)    17.52%
Ratio of expenses to
 average net assets.......   2.20%       1.30%      1.11%       1.06%      1.06%
Ratio of net investment
 income to average net
 assets...................   0.56%       3.53%      3.16%       3.19%      4.40%
Number of shares out-
 standing at end of
 period...................  19,986   729,797   2,569,500   3,136,313   3,205,516


   The accompanying notes are an integral part of these financial statements.


                                       6.

                        ANCHOR INTERNATIONAL BOND TRUST

                            SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 1999

                                                                       Value
  Quantity                                                           (Note 1)
  --------                                                           --------

 UNITED STATES TREASURY BILLS - 126.95%
 $170,000  Treasury Bill, 5.08% yield, maturing 03/02/00 (at cost) . $ 167,817
                                                                     ----------
           Total investments (cost $167,817)........................   167,817
                                                                    ------------
 CASH & OTHER ASSETS, LESS LIABILITIES - (26.95)%...................   (35,623)
                                                                    -----------
           Total Net Assets......................................... $ 132,194
                                                                    ===========










   The accompanying notes are an integral part of these financial statements.


                                       7.

                        ANCHOR INTERNATIONAL BOND TRUST

                          NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1999


1. Significant accounting policies:
   Anchor International Bond Trust, a Massachusetts business trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end investment management company. The following is a summary of significant accounting policies followed by the Trust which are in conformity with those generally accepted in the investment company industry. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   A.Investment  securities-- Security transactions are recorded on the date the investments are purchased or sold. Each day, securities traded in the foreign over-the-counter market are valued at the closing bid price of the European markets; other investment securities traded on a national securities exchange are valued at the last sales price as of 12:00 noon, or, if there has been no sale by noon, at the current bid price. Other securities for which market quotations are readily available are valued at the last known sales price, or, if unavailable, the known current bid price which most nearly represents current market value. Options are valued in the same manner. Foreign currencies and foreign denominated securities are translated at current market exchange rates as of noon. Temporary cash investments are stated at cost, which approximates market value. Interest income is recorded on the accrual basis. Gains and losses from sales of investments are calculated using the "identified cost" method for both financial reporting and federal income tax purposes.

   B.Income Taxes-- The Trust has elected to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year all of its taxable income to its shareholders. No provision for federal income taxes is necessary since the Trust intends to qualify for and elect the special tax treatment afforded a "regulated investment company" under subchapter M of the Internal Revenue Code. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to foreign currency losses offset by net investment income, resulted in a net decrease in undistributed net investment income and a decrease in accumulated realized loss from security transactions. This reclassification had no affect on net assets.



                                       8.

                        ANCHOR INTERNATIONAL BOND TRUST

                          NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1999

                                   (Continued)

   C.Capital  Stock-- The Trust records the sales and redemptions of its capital stock on trade date.
   D.Foreign Currency-- Amounts denominated in or expected to settle in foreign currencies are translated into United States dollars at rates reported by a major Boston bank on the following basis:

     A. Market value of investment securities, other assets and liabilities at the 12:00 noon Eastern Time rate of exchange at the balance sheet date.
     B.  Purchases and sales of investment  securities,  income and expenses at
     the  rate  of  exchange   prevailing  on  the  respective   dates  of  such
     transactions (or at an average rate if significant rate fluctuations have not occurred).

     The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

     Reported net realized foreign exchange gains or losses arise from sales and maturities of short term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Trust's books, and the United States dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

2. Tax basis of investments:
   At December 31, 1999, the total cost of investments for federal income tax purposes was identical to the total cost on a financial reporting basis. There was no aggregate gross unrealized appreciation in investments in which there was an excess of market value over tax cost. Aggregate gross unrealized depreciation in investments in which there was an excess of tax cost over market value was $0. Net unrealized depreciation in investments at December 31, 1999 was $0.

3. Investment advisory service agreements:
   The investment advisory contract with Anchor Investment Management Corporation (the "Investment Adviser") provides that the Trust will pay the adviser a fee for investment advice based on 3/4 of 1% per annum of average daily net assets. At December 31, 1999, investment advisory fees of $81 were due and were included in "Accrued expenses and other liabilities" in the accompanying Statement of Assets and Liabilities. David Y. Williams, a Trustee of the Trust, is President and a Director of the Investment Adviser.



                                       9.

                        ANCHOR INTERNATIONAL BOND TRUST

                          NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1999

                                   (Continued)


4. Certain transactions:
   The Trust has entered into an agreement with Cardinal Investment Services, Inc. for transfer agent and dividend disbursing agent services. Annual fees for these services are $5,099.

   Fees earned by Anchor Investment Management Corporation for expenses related to daily pricing of the Trust shares and for bookkeeping services for the year ended December 31, 1999 were $16,899.

   Certain officers and trustees of the Trust are directors and/or officers of the investment adviser and distributor. Meeschaert & Co., Inc., the Trust's distributor, received no brokerage commissions during the year ended December 31, 1999.

   At a meeting of the Board of Trustees on December 3, 1999, the board approved in form a Plan of Liquidation and Dissolution of the Trust. In approving the Plan of Liquidation and Dissolution, the Board considered the impact of the withdrawal of the Trust's largest shareholder on the asset base of the Trust and the subsequent impact on the Trust's expense ratio. The Trustees approved and ratified the creation of a reserve fund in the amount of $26,598 for the purpose of satisfying any and all reasonable costs and expenses which may be incurred by the Trust in liquidating its assets.

5. Purchases and sales:

   Aggregate cost of purchases and the proceeds from sales and maturities on investments for the year ended December 31, 1999 were:

     Cost of securities acquired:
       U.S. Government and investments backed by such
        securities......................................... $       167,817
        Other investments..................................     151,657,043
                                                            ---------------
                                                            $   151,824,860
                                                            ===============
     Proceeds from sales and maturities:
       U.S. Government and investments backed by such
        securities........................................  $           --
        Other investments.................................     156,333,842
                                                            ---------------
                                                            $  156,333,842
                                                            ===============





                                       10.

                        ANCHOR INTERNATIONAL BOND TRUST



Independent Auditors' Report

To the Shareholders and Trustees of Anchor International Bond Trust:


We have audited the accompanying statement of assets and liabilities of Anchor International Bond Trust (a Massachusetts business trust), including the schedule of investments, as of December 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the selected per share data and ratios for each of the five years in the period then ended. These financial statements and per share data and ratios are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and per share data and ratios based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected per share data and ratios referred to above present fairly, in all material respects, the financial position of Anchor International Bond Trust as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the selected per share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                      LIVINGSTON & HAYNES, P.C.


Wellesley, Massachusetts,
January 7, 2000



                                       11.

                        ANCHOR INTERNATIONAL BOND TRUST

                             OFFICERS AND TRUSTEES


ERNIE BUTLER                                          Trustee
President, I.E. Butler Securities

SPENCER H. LEMENAGER                                  Trustee
President, Equity Inc.

DAVID W.C. PUTNAM                                     Chairman
President, F.L. Putnam                                and Trustee
Investment Management Company

J. STEPHEN PUTNAM                                     Vice President and
President, Robert Thomas Securities                   Treasurer

DAVID Y. WILLIAMS                                     President, Secretary
President and Director, Meeschaert & Co., Inc.,       and Trustee
President and Director, Anchor Investment
Management Corporation





                                       12.

                        ANCHOR INTERNATIONAL BOND TRUST


                      INVESTMENT ADVISER AND ADMINISTRATOR
                    Anchor Investment Management Corporation
             579 Pleasant St., Suite 4, Paxton, Massachusetts 01612
                                 (508) 831-1171

                                  DISTRIBUTOR
                             Meeschaert & Co., Inc.
             579 Pleasant St., Suite 4, Paxton, Massachusetts 01612

                                 TRANSFER AGENT
                       Cardinal Investment Services Inc.
             579 Pleasant St., Suite 4, Paxton, Massachusetts 01612
                                 (508) 831-1171

                                   CUSTODIAN
                         Investors Bank & Trust Company
               200 Clarendon Street, Boston, Massachusetts 02116

                         INDEPENDENT PUBLIC ACCOUNTANT
                           Livingston & Haynes, P.C.
                  40 Grove St., Wellesley, Massachusetts 02482

                                 LEGAL COUNSEL
                             Thorp Reed & Armstrong
             One Riverfront Center, Pittsburgh, Pennsylvania 15222






This report in not authorized for distribution to prospective investors in the Trust unless preceded or accompanied by an effective prospectus which includes information concerning the Trust's records or other pertinent information.



                                       13.